WAIVER AND FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver and Amendment”), dated as of May 15,  2020, is entered into by and among Consolidated Amusement Holdings, LLC, a Nevada limited liability company (the “Borrower”), the Affiliates of the Borrower identified on the signature pages hereto (collectively, the “Guarantors”),  the financial institutions identified on the signature pages hereto (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, with reference to the following facts:

RECITALS

A.    The Borrower, the Guarantors, the Lenders, and Bank of America as Administrative Agent, Swingline Lender and L/C Issuer are parties to a Second Amended and Restated Credit Agreement, dated as of March 6, 2020 (the “Credit Agreement”), pursuant to which the Lenders provide a revolving credit facility  to the Borrower in an aggregate amount of up to $55,000,000.

B.    As a result of the Coronavirus, COVID-19 events commencing during March 2020,  a Default and Events of Default (collectively, the “Existing Defaults”) have occurred and are continuing under Sections 8.01(b) and (c) of the Credit Agreement as the consequence of the Borrower’s breach of the following provisions of the Credit Agreement:

(i)    Section 6.01(d), due to the Borrower’s untimely delivery to the Administrative Agent of the business plan and budget for the Borrower’s fiscal year 2020 (the “2020 Business Plan and Budget”);

(ii)    Section 6.17, due to the Borrower’s failure to timely make the required lease payments due April 1, 2020 for any of the Borrower’s theaters (the “April Lease Payment Default”);

(iii)    Section 6.03(b), due to the Borrower’s failure to deliver written notice to the Administrative Agent of the adverse impact upon its business due to the actual closure of its theaters as a result of the Coronavirus, COVID-19 events (the “Coronavirus MAE Matters”); and

(iv)    Section 6.03(a), due to the Borrower’s failure to timely notify the Administrative Agent of the foregoing Defaults.

C.    The Borrower delivered the 2020 Business Plan and Budget to the Administrative Agent later than 30 days after notice thereof from the Administrative Agent to the Borrower, which has resulted in such late delivery being an Event of Default.  In addition, the Lenders in good faith and reasonably believe that the Borrower will be unable to cure the April Lease Payment Default within 30 days after the date of notice of the Default thereof from the Administrative Agent,  and

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that, consequently, the April Lease Payment Default also will become an Event of Default at the end of the 30-day cure period.

D.    The parties are entering into this Waiver and Amendment by which: (i) the Lenders will waive each of the Existing Defaults; (ii) the Lenders will extend the respective deadlines for the Borrower to deliver the annual financial statements, the quarterly financial statements, and the individual theater revenue and attendance information required by Sections 6.01(a), (b) and (c) of the Credit Agreement; (iii) the Lenders will not require the Borrower to comply with the lease payment affirmative covenant set forth in Section 6.17 of the Credit Agreement for the months of April 2020, May 2020, June 2020, and July 2020; (iv) the Lenders will not permit the Parent to declare and make cash dividends or distributions or make other Restricted Payments prior to January 1, 2021; and (v) the Lenders will not require the Borrower to comply with any of the financial covenants set forth in Sections 7.11(a), (b) and (c) for the fiscal quarter of the Borrower ended March 31, 2020.

NOW, THEREFORE, the parties hereby agree as follows:

1.    Defined Terms.  Any and all initially capitalized terms used in this Waiver and Amendment without definition (including, without limitation, in the recitals to this Waiver and Amendment) shall have the respective meanings set forth for such terms in the Credit Agreement.

2.    Waiver of Existing Defaults.  The Lenders hereby waive each of the Existing Defaults.  Such waiver by the Lenders shall constitute a waiver of only the Existing Defaults, and, except as expressly set forth in Section 4 hereof, shall not constitute a waiver of the Borrower’s obligation to comply with Section 6.01(d) or Section 6.17 of the Credit Agreement on any other occasion.

3.    Extension of Deadline for Delivery of Annual Financial Statements, Quarterly Financial Statements and Individual Theater Information.  Notwithstanding anything to the contrary set forth in Section 6.01(a),  Section 6.01(b), Section 6.01(c) or Section 6.02(a) of the Credit Agreement, the Borrower shall deliver each of the following items to the Administrative Agent no later than May 31, 2020: (i) the annual financial statements and other information required by Section 6.01(a) of the Credit Agreement for the Borrower’s fiscal year 2019; (ii) the quarterly financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Borrower ended March 31, 2020; (iii) the statement of the Borrower’s individual theater revenue and attendance required by Section 6.01(c) of the Credit Agreement for the fiscal quarter of the Borrower ended March 31, 2020 and (iv) the accountant’s certificate required by Section 6.02(a) with respect to the annual financial statements for the Borrower’s fiscal year 2019.

4.    Temporary Suspension of Lease Payment Obligations Covenant.  The Borrower’s obligation to comply with Section 6.17 of the Credit Agreement is hereby suspended through July 31, 2020.  The Borrower’s obligation to comply with such covenant shall resume on August 1, 2020.

5.    Prohibition of Parent Cash Dividends, Distributions and Other Restricted Payments.  Notwithstanding anything to the contrary set forth in Section 7.06 of the Credit

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Agreement, the Parent shall not at any time prior to January 1, 2021 declare and make cash dividends or distributions or make other Restricted Payments.

6.    Temporary Suspension of Financial Covenant Testing.  The Borrower shall have no obligation to comply with any of the financial covenants set forth in Section 7.11 of the Credit Agreement for the Measurement Period ended March 31, 2020 or to deliver a Compliance Certificate with respect to such Measurement Period pursuant to Section 6.02(b) of the Credit Agreement.  The Borrower’s obligation to comply with each of such financial covenants shall resume with the Measurement Period ending June 30, 2020.

7.    General Release.  From and after the effective date of this Waiver and Amendment, the Borrower and each Guarantor hereby agrees that, without any further act, the Administrative Agent, each Lender and each other Secured Party is fully and forever released and discharged from any and all claims for damages or losses to the Borrower, any Guarantor,  or to any property of the Borrower or any Guarantor (whether any such damages or losses are known or unknown, foreseen or unforeseen, or patent or latent), including, without limitation, any tort claim, demand, action or cause of action of any nature, whatsoever, arising under or relating to the Credit Agreement or the other Loan Documents or any of the transactions related thereto, prior to the date hereof, and the Borrower and each Guarantor hereby waive application of California Civil Code Section 1542.  The Borrower and each Guarantor certify that they have read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.

The Borrower and each Guarantor understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if the Borrower or such Guarantor should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages.  Furthermore, the Borrower and each Guarantor acknowledge that they intend these consequences even as to claims for damages that may exist as of the date of this release but which the Borrower or such Guarantor does not know exist, and which, if known, would materially affect the Borrower’s or such Guarantor’s decision to execute this Waiver and Amendment, regardless of whether the Borrower’s or such Guarantor’s lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

8.    Conditions Precedent.    This Waiver and Amendment shall become effective as of the date first set forth above upon satisfaction of the following conditions:

(i)    This Waiver and Amendment.  The Administrative Agent shall have received this Waiver and Amendment, duly executed by the Borrower, the Guarantors, and each of the Lenders; and

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(ii)     Legal Fees and Expenses.  Administrative Agent’s outside counsel shall have received payment from the Borrower of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Waiver and Amendment,  in each case to the extent invoiced to the Borrower on or before the date hereof.

9.    Reaffirmation and Ratification.  The Borrower hereby reaffirms, ratifies and confirms its Obligations under the Credit Agreement and acknowledges that all of the terms and conditions of the Credit Agreement, except as otherwise provided herein, remain in full force and effect.

10.    Representations and Warranties.  The Borrower hereby confirms that all representations and warranties of the Borrower contained in Article V of the Credit Agreement continue to be true and correct in all material respects after giving effect to this Waiver and Amendment, except (i) for representations and warranties which are qualified by the inclusion of a materiality standard, which representations and warranties shall be true and correct in all respects and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

11.    Events of Default.  Except for the Existing Defaults waived hereunder, neither any Default nor any Event of Default has occurred and is continuing under the Credit Agreement.

12.    Integration.  This Waiver and Amendment constitutes the entire agreement of the parties in connection with the subject matter hereof and cannot be changed or terminated orally.  All prior agreements, understandings, representations, warranties and negotiations regarding the subject matter hereof, if any, are merged into this Waiver and Amendment.

13.    Counterparts.  This Waiver and Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, taken together, shall constitute but one and the same agreement.

14.    Governing Law.  This Waiver and Amendment shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law principles) of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment by their respective duly authorized officers as of the date first above written.

BORROWER:

CONSOLIDATED AMUSEMENT HOLDINGS, LLC, a  Nevada limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

GUARANTORS:

CONSOLIDATED ENTERTAINMENT, INC.,

a Nevada corporation

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTER MOSAIC, LLC,

a Nevada limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

ANGELIKA FILM CENTERS LLC,

a Delaware limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING CINEMAS NJ, INC.,

a Delaware corporation

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

CONSOLIDATED CINEMA SERVICES, LLC,

a Nevada limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING MURRIETA THEATER, LLC,

a Nevada limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

KAHALA CINEMA COMPANY, LLC,

a Nevada limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

KAAHUMANU CINEMAS, LLC,

a Nevada limited liability company

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

READING CONSOLIDATING HOLDINGS, INC.,

a Nevada corporation

By: /s/ Gilbert Avanes

Gilbert Avanes
Chief Financial Officer

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:_/s/ Jacob Villere___________________

Name:_Jacob Villere___________________

Title:_SVP – Global Commercial Banking__

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swingline Lender

By:_/s/ Jacob Villere ___________________

Name:_Jacob Villere ___________________

Title:_SVP – Global Commercial Banking __

BANK OF HAWAII,

as a Lender

By:_/s/ Terri L. Okada__________________

Name:_Terri L. Okada__________________

Title:_Senior Vice President______________